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Exhibit 24

POWER OF ATTORNEY

The undersigned members of the Board of Directors and Executive Officers of

Emerson Electric Co., a Missouri corporation with principal offices at 8000

West Florissant Avenue, St. Louis, Missouri 63136, hereby appoint W. J.

Galvin as their Attorney-in-Fact for the purpose of signing Emerson Electric

Co.'s Securities and Exchange Commission Form 10-K (and any and all

Amendments thereto) for the fiscal year ended September 30, 2001.

Dated: October 2, 2001

       Signature                                            Title

/s/ C. F. Knight                                    Chairman of the Board
-----------------------------                       and Director
    C. F. Knight

/s/ D. N. Farr                                      Chief Executive Officer
-----------------------------                       and Director
    D. N. Farr

/s/ W. J. Galvin                                    Executive Vice President
-----------------------------                       and Chief Financial
    W. J. Galvin                                    Officer (and Principal
                                                    Accounting Officer) and
                                                    Director

/s/ J. G. Berges                                    Director
-----------------------------
    J. G. Berges

/s/ L. L. Browning, Jr.                             Director
-----------------------------
    L. L. Browning, Jr.

/s/ A. A. Busch III                                 Director
-----------------------------
    A. A. Busch III

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/s/ D. C. Farrell                                   Director
-----------------------------
    D. C. Farrell

/s/ C. Fernandez G.                                 Director
-----------------------------
    C. Fernandez G.

/s/ J. A. Frates                                    Director
-----------------------------
    J. A. Frates

/s/ A. F. Golden                                    Director
-----------------------------
    A. F. Golden

/s/ R. B. Horton                                    Director
-----------------------------
    R. B. Horton

/s/ G. A. Lodge                                     Director
-----------------------------
    G. A. Lodge

/s/ V. R. Loucks, Jr.                               Director
-----------------------------
    V. R. Loucks, Jr.

/s/ R. B. Loynd                                     Director
-----------------------------
    R. B. Loynd

/s/ C. A. Peters                                    Director
-----------------------------
    C. A. Peters

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/s/ J. W. Prueher                                   Director
-----------------------------
    J. W. Prueher

/s/ R. L. Ridgway                                   Director
-----------------------------
    R. L. Ridgway

/s/ W. M. Van Cleve                                 Director
-----------------------------
    W. M. Van Cleve

/s/ E. E. Whitacre, Jr.                             Director
-----------------------------
    E. E. Whitacre, Jr.